                                                                   Exhibit 10.8
                                                                   ------------


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT ("Registration Rights Agreement"), entered into as of January 30,1997, between CRIPPLE CREEK SECURITIES, LLC, with offices at 40 West 57th Street, 15th Floor, New York, NY 10019 (the "Investor"), and GRC INTERNATIONAL, Inc., a Delaware corporation with offices at 1900 Gallows Road, Vienna, Virginia 22182 (the "Company").

                                  WITNESSETH:

     WHEREAS, pursuant to a Structured Equity Line Flexible Financing\\SM\\ Agreement, dated as of January 21, 1997 (the "Investor Agreement"), by and between the Company and the Investor, the Company has agreed to sell and the Investor has agreed to purchase, from time to time as provided in the Investor Agreement, shares of the Company's Common Stock, $0.10 par value (the "Shares" or the "Common Stock") for a maximum aggregate price of $18,000,000;

     WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Investment Agreement, the Company has issued to the Investor a warrant dated January 30, 1997, exercisable from time to time within seven (7) years from the date of issuance (the "Warrant") for the purchase of an aggregate of 125,000 shares of Common Stock at a price specified in such Warrant;

     WHEREAS, the Company has agreed to issue to the Investor an additional seven (7) year warrant to purchase up to 75,000 Shares at a price determined pursuant to the Investment Agreement ("Additional Warrant") upon the occurrence, if any, of certain circumstances set forth in the Investor Agreement;

     WHEREAS, pursuant to the terms of, and in partial consideration for the Investor's commitment to enter into the Investor Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Shares as set forth in this Registration Rights Agreement;

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Investor Agreement and this Registration Rights Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the Company and the Investor agree as follows:

     1. Certain Definitions. Capitalized terms used in this Registration Rights Agreement and not otherwise defined herein shall have the same meaning ascribed to them in the Investor Agreement. The following terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Investor" shall include the Investor and any permitted assignee or transferee of the rights under the Investor Agreement to whom the registration rights conferred by this Registration Rights Agreement have been transferred in compliance with Section 10 of this Registration Rights Agreement.

          The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with Investor's exercise of its registration rights under this Registration Rights Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of counsel to Investor for a "due diligence" examination of the Company and review of the Warrant Registration Statement and the Additional Warrant Registration Statement, as applicable, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

          "Registrable Securities" shall mean any Shares or other securities issued or issuable to the Investor or any holder or transferee upon the exercise of the Warrant or the Additional Warrant as provided therein, until (i) a registration statement under the Securities Act covering the offering of such Shares has been declared effective by the Commission and such Shares have been disposed of pursuant to such effective registration statement, (ii) such Shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) such Shares have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, which counsel shall be acceptable to the Investor in its sole discretion, such Shares may be sold without any time, volume or manner limitation pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

          "Registration Statement", "Warrant Registration Statement" and "Additional Warrant Registration Statement" shall have the meaning set forth in
Section 2(a) herein.

          "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Investor not included with "Registration Expenses".

     2.   Registration Requirements.  The Company shall use its diligent best
          -------------------------
efforts to effect the registration of the Registrable Securities contemplated by the Warrant, and if applicable, the Additional Warrant (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Investor for purposes of maximizing the proceeds realizable by the Investor from such sale or distribution. Such best efforts by the Company shall include without limitation the following:

          (a) Subject to the terms and conditions of this Registration Rights Agreement, the Company shall file with the Commission (i) no later than thirty
(30) days from the date of execution of this Registration Rights Agreement, a registration statement on Form S-3 under the Securities Act for the registration of the resale by the Investor of the Registrable Securities to be issued upon exercise of the Warrant (the "Warrant Registration Statement") which Warrant Registration Statement shall have been declared effective by the Commission no later than June 2, 1997, and (ii) no later than thirty (30) days from the date of the issuance of the Additional Warrant, a registration statement on Form S-3 under the Securities Act for the registration of the resale by the Investor of the Registrable Securities to be issued upon exercise of the Additional Warrant (the "Additional Warrant Registration Statement") which Additional Warrant Registration Statement shall have been declared effective by the Commission within 120 days of the date of issuance of the Additional Warrant. The Warrant Registration Statement and the Additional Warrant Registration Statement are each referred to herein as a "Registration Statement". Furthermore, at the time of each Registration Statement filing, the Company shall file (A) such blue sky filings as shall have been requested by the Investor; and (B) any required filings with the National Association of Securities Dealers, Inc. or exchange or market where the Shares are traded. The Company shall use its best efforts to have all filings declared effective as promptly as practicable.

          (b) (i) If the Company (A) fails to file the Warrant Registration Statement complying with the requirements of this Registration Rights Agreement within thirty (30) days from the date hereof or if the Warrant Registration Statement has not become effective on or before June 2, 1997 or (B) fails to file the Additional Warrant Registration Statement complying with the requirements of this Registration Rights Agreement within thirty (30) days of the issuance of the Additional Warrant or if such Additional Warrant Registration Statement has not become effective within 120 days of the issuance of the Additional Warrant, the Investor shall have, in addition to and without limiting any other rights it may have at law, in equity or under the Investor Agreement, or this Registration Rights Agreement (including the right to specific performance), the right to receive, as liquidated damages, the payments as provided in subparagraph (ii) of this section.

               (ii) In the event the Company fails to obtain the effectiveness of a Registration Statement within the time period set forth in Section 2(a), the Company shall pay to the Investor an amount equal to $15,000, in cash, for each thirty (30) day period following the date by which such Registration Statement was required to have been declared effective (which payment shall be pro-rata for any period of less than thirty (30) days). In addition to the foregoing, in the event the Company fails to maintain the effectiveness of a Registration Statement (or the use of the underlying prospectus) throughout the period set forth in Section 5(a), other than temporary suspensions as set forth in Section 5A, the Company shall pay to the Investor an amount equal to $7,500, in cash, for each thirty (30) day period in which a suspension has occurred (which payment shall be pro-rata for any period of less than thirty (30) days). Such liquidated damages amount shall not be payable with respect to suspensions of the effectiveness of a Registration Statement (or use of the underlying prospectus) in accordance with Section 5A although any such suspensions shall be counted towards the temporary suspensions allowed by the preceding sentence.

          (c) The Company shall enter into such customary agreements and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities (the Investor may, at its option, require that any or all of the representations, warranties and covenants of the Company in such agreements also be made to and for the benefit of the Investor) and in such connection:

               (i) cause to be delivered to the sellers of Registrable Securities opinions of counsel to the Company, dated the effective date of the Registration Statement (which counsel, and opinions (in form, scope and substance), shall be reasonably satisfactory to the appointed representative or counsel of the Investor), addressed to the Investor covering matters reasonably requested by the Investor;

               (ii) cause to be delivered, immediately prior to the effectiveness of the Registration Statement, a "comfort" letter from the Company's independent certified public accountants addressed to the Investor stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are reasonably requested by the Investor;

               (iii) the Company shall deliver such documents and certificates as may be reasonably requested by the Investor to evidence compliance with the Investor's request, if any, that any or all representations, warranties and covenants of the Company made in the agreements referred to in the introductory paragraph of (c) above were also made to the benefit of the Investor and with any other agreement entered into by the Company;

          (d) The Company shall make available for inspection by a representative or representatives of the Investor, any attorney or accountant retained by such Investor, all financial and other records customary for such purposes, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, attorney or accountant in connection with such Registration Statement. The Investor will agree to keep all non-public information supplied to it confidential until such information is included in the Registration Statement.

     3.  Expenses of Registration.  All Registration Expenses incurred in
         ------------------------
connection with any registration, qualification or compliance with registration pursuant to this Registration Rights Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Investor.

     4.  Registration on Form S-3.  The Company shall use its best efforts to
         ------------------------
remain eligible for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act. The foregoing is not intended to require the Company to pay dividends in order to use Form S-3.

     5.  Registration Procedures.  In the case of each registration effected by
         -----------------------
the Company pursuant to this Registration Rights Agreement, the Company will keep the Investor advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

          (a) Keep such registration effective for the period ending eighty-four
(84) months, as extended pursuant to Section 5A hereof, after the date of issuance (in the case of the Warrant Registration Statement), and eighty-four
(84) months, as extended pursuant to Section 5A hereof, after the date of issuance of the Additional Warrant (in the case of the Additional Warrant Registration Statement), or until the Investor has completed the distribution of the Shares or securities issued or issuable by the Company upon exercise of the Warrant and the Additional Warrants, whichever first occurs.

          (b) Furnish such number of prospectuses and amendments and supplements thereto, and other documents incident thereto as the Investor from time to time may reasonably request.

          (c) Prepare and file with the Commission such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such prospectus;

          (d) Notify the Investor and its counsel (as designated in writing by the Investor) promptly, and confirm such notice (a "Notice") in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in agreements contemplated by Section 2(c) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event as a result of which the prospectus included in a Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment;

          (e) Upon the occurrence of any event contemplated by Section 5(d)(ii)-
(vii) and immediately upon the expiration of any Blocking Period (as defined in Section 5A), prepare, if the occurrence of such event or period requires such preparation, a supplement or post-effective amendment to a Registration Statement or related prospectus or any document incorporated therein by reference or file any other document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary, in order to make the statements, in light of the circumstances under which they were made, not misleading;

          (f) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

          (g) Insure that all Registrable Securities subject to a Registration Statement shall at all times be registered or qualified for offer and sale under the securities or blue sky laws of such jurisdictions as the Investor reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings or amendments or renewals, during the period a Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided. however. that the Company will not be required to qualify to do business or take any action that would subject it to taxation or general service of process in any jurisdiction where it is not then so qualified or subject;

          (h) Use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the chosen method or methods of distribution;

          (i) Cause all Registrable Securities included in a Registration Statement to be listed, by the date of first sale of Registrable Securities pursuant to such Registration Statement, on the principal securities exchange or automated interdealer system on which the same type of securities of the Company are then listed or traded;

     5A.  Suspensions of Effectiveness.  The Company may suspend dispositions
          ----------------------------
under the Registration Statement and notify the Investor that it may not sell the Registrable Securities pursuant to any Registration Statement or prospectus (a "Blocking Notice") if the Company's management determines in its reasonable good faith judgment that the Company's obligation to ensure that such Registration Statement and prospectus are current and complete would require the Company to take actions that might reasonably be expected to have a materially adverse detrimental effect on the Company and its stockholders; provided that such suspension pursuant to a Blocking Notice or the Notice described below or as a result of the circumstances described in 5(d)(ii)-(vii) may not exceed ninety (90) days (whether or not consecutive) in any twelve (12) month period. The Investor agrees by acquisition of the Registrable Securities that, upon receipt of a Blocking Notice or "Notice" from the Company of the existence of any fact of the kind described in the following sentence, the Investor shall not dispose of, sell or offer for sale the Registrable Securities pursuant to the Registration Statement until the Investor receives (i) copies of the supplemented or amended prospectus, or until counsel for the Company shall have determined that such disclosure is not required due to subsequent events, (ii) notice in writing (the "Advice") from the Company that the use of the prospectus may be resumed and (iii) copies of any additional or supplemental filings that are incorporated by reference in the prospectus. Pursuant to the immediately preceding sentence, the Company may provide such Notice to the Investor upon the determination by the Company of the existence of any fact or the occurrence of any event that makes any statement of a material fact made in a Registration Statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in a Registration Statement or the prospectus, in order to make the statements therein not misleading in any material respect. If so directed by the Company in connection with any such notice, each Investor will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Investor's possession, of the prospectus covering such Registrable Securities that was current immediately prior to the time of receipt of such notice. In the event the Company shall give any such Blocking Notice or Notice, the time regarding the effectiveness of such Registration Statement set forth in Section 5(a) shall be extended by one and one-half (1-1/2) times the number of days during the period from and including the date of the giving of such Blocking Notice or Notice to and including the date when the Investor shall have received the copies of the supplemented or amended prospectus, the Advice and any additional or supplemental filings that are incorporated by reference in the prospectus. Delivery of a Blocking Notice or Notice and the related suspension of any Registration Statement shall not constitute a default under this Registration Rights Agreement and shall not create any obligation to pay liquidated damages under Section 2 hereof.
However, if the Investor's ability to sell under a Registration Statement is suspended for more than ninety (90) days period described above, the Investor may elect, in its sole and absolute discretion, to terminate the Investor Agreement pursuant to Section 10.4 in the Investor Agreement.

     6.  Indemnification.
         ----------------

(a) Company Indemnity. The Company will indemnify the Investor, each of its
    -----------------
officers, directors and partners, and each person controlling the Investor, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Registration Rights Agreement, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Investor, each of its officers, directors and partners, and each person controlling the Investor, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) that is made in reliance upon and in conformity with written information furnished to the Company by the Investor and stated to be specifically for therein. In addition to any other information furnished in writing to the Company by the Investor, the information in a Registration Statement concerning the Investor under the captions "Selling Shareholders" (or any similarly captioned section containing the information required pursuant to Item. 507 of Regulation S-K promulgated pursuant to the Securities Act) and "Plan of Distribution" (or any similarly captioned section containing information required pursuant to Item 508 of Regulation S-K) shall be deemed information furnished in writing to the Company by the Investor to the extent it conforms to information actually supplied in writing by the Investor. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

          (b) Investor Indemnity.  The Investor will, if Registrable Securities
              ------------------
held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners and each person who controls the Company within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Investor (if any), and each of their officers, directors, and partners, and each person controlling such other Investor against all claims, losses, liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and its directors, officers and partners or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Investor and stated to be specifically for use therein, and provided that no Investor shall be liable under this indemnity for an amount in excess of the proceeds received by the Investor from the sale of the Registrable Securities pursuant to such Registration Statement. In addition to any other information furnished in writing to the Company by the Investor, the information in a Registration Statement concerning the Investor under the captions "Selling Shareholders" (or any similarly captioned section containing the information required pursuant to
Item 507 of Regulation S-K promulgated pursuant to the Securities Act) and "Plan of Distribution" (or any similarly captioned section containing information required pursuant to Item 508 of Regulation S-K) shall be deemed information furnished in writing to the Company by the Investor to the extent it conforms to information actually supplied in writing by the Investor. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld).

          (c) Procedure.  Each party entitled to indemnification under this
              ---------
Article (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. The Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Party, provided, however, that if separate firm(s) of attorneys are required due to a conflict of interest, then the Indemnifying Party shall be liable for the reasonable fees and expenses of each such separate firm. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     7.  Contribution.  If the indemnification provided for in Section 6 herein
         ------------
is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Investor in such proportion as is appropriate to reflect the relative benefits received by the Company and the Investor from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Investor, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and the Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Investor, on the other shall be deemed to be in the same proportion as the proceeds from the offering received by the Company from the initial sale of the Registrable Securities by the Company to the Investor pursuant to this Registration Rights Agreement bear to the proceeds received by the Investor from the sale of Registrable Securities pursuant to a Registration Statement. The relative fault of the Company on the one hand and of the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Investor.

     In no event shall the obligation of any Indemnifying Party to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

     The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Investor shall be required to contribute any amount in excess of the amount by which the total price at which the shares of Common Stock offered by the Investor and distributed to the public, or offered to the public, exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     8.  Survival.  The indemnity and contribution agreements contained in
         --------
Sections 6 and 7 and the representations and warranties of the Company referred to in Section 2(e)(i) shall remain operative and in full force and effect regardless of (i) any termination of the Investor Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (iii) the consummation of the sale or successive resales of the Registrable Securities.

     9.  Information by Investor.  The Investor shall promptly furnish to the
         -----------------------
Company such information regarding the Investor and the distribution proposed by the Investor as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Registration Rights Agreement. All information provided to the Company by the Investor shall be accurate and complete in all material respects and the Investor shall promptly notify the Company if any such information becomes incorrect of incomplete. If the Investor does not timely provide all such reasonably requested information the Investor shall not be entitled to the liquidated damages contemplated by Section 2(b)(ii) to the extent that such delay in a Registration Statement becoming effective is caused by such failure to timely provide information unless the Investor shall be able to demonstrate to the Company's satisfaction that such failure to timely provide did not proportionately contribute to the event giving rise to the indemnity obligation.

     10.  Transfer or Assignment of Registration Rights.  Neither this
          ---------------------------------------------
Registration Rights Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, the Investor's rights and obligations under this Registration Rights Agreement may be assigned at any time, in whole or in part, to (x) any affiliate of the Investor without any prior written consent of the Company or
(y) to any other person or entity, upon the prior written consent of the Company, which consent shall not to be unreasonably withheld (a "Permitted Transferee"), and the rights and obligation of the Investor under this Registration Rights Agreement shall inure to the benefit of, and be enforceable by and against, any such Permitted Transferee.

     11.  Miscellaneous.
          --------------

          (a) Entire Agreement.  This Registration Rights Agreement contains the
              ----------------
entire understanding and agreement of the parties, and may not be modified or terminated except by a written agreement signed by both parties.

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

          (b) Notices.  Any notice or other communication given or permitted
              -------
under this Registration Rights Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid or by air courier,
(a) if to Investor, at its address hereinabove set forth, (b) if to the Company, to GRC International, Inc., at its address hereinabove set forth, and (c) if to a permitted transferee or assignee, at the address thereof furnished by like notice to the Company, or (d) to any such addresses at such other address or addresses as shall be so furnished to the other parties by like notice.

          (c) Gender of Terms.  All terms used herein shall be deemed to include
              ---------------
the feminine and the neuter, and the singular and the plural, as the context requires.

          (d) Governing Law; Consent of Jurisdiction; Waiver of Jury Trial.
              ------------------------------------------------------------
This Registration Rights Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the law of the State of Delaware regulates the Company's issuance of securities. The parties hereto hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Registration Rights Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. To the extent permitted by applicable law, the parties hereto consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the such party at its address set forth in this Registration Rights Agreement (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Registration Rights Agreement.

          (e) Titles.  The titles used in this Registration Rights Agreement are
              ------
used for convenience only and are not to be considered in construing or interpreting this Registration Rights Agreement.

          (f) Rule 144.  The Company covenants that it will file all reports
              --------
required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by (a) Rule 144, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. If at any time the Company is not required to file such reports, it will, upon the request of the Investor, make publicly available other information so long as necessary to permit sales pursuant to Rule 144. Upon the request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such requirements.

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

CRIPPLE CREEK SECURITIES, LLC               GRC INTERNATIONAL, INC.
                                            a Delaware Corporation


By:                                         By:
   --------------------------                  --------------------------
   Name:                                       Name:
   Title:                                      Title:

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